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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Tetra Tech, Inc. on Form S-8 of our reports dated November 14, 2001, appearing in and incorporated by reference in, the Annual Report on Form 10-K of Tetra Tech, Inc. for the year ended September 30, 2001.

/s/ Deloitte & Touche LLP

Los Angeles, California
April 4, 2002

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  EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT